UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 10, 2024 (June 6, 2024)

KOSMOS ENERGY LTD.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35167	98-0686001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8176 Park Lane
Dallas,	Texas	75231
(Address of Principal Executive Offices)		(Zip Code)

Title of each class	Trading Symbol	Name of each exchange on which registered:
Common Stock $0.01 par value	KOS	New York Stock Exchange
London Stock Exchange

Registrant’s telephone number, including area code: +1 214 445 9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Kosmos Energy Ltd. (the "Company") on June 7, 2024 to correct the originally reported vote totals for proposal number 4 at the Company's 2024 annual stockholders meeting. For proposal number 4, the vote totals should have reflected 15,072,702 shares cast for "Three Years" and 385,031,723 votes cast for "One Year".

The 2024 Annual Meeting of Stockholders of Kosmos Energy Ltd. (the “Company”) was held on June 6, 2024. There were 471,548,508 shares of common stock entitled to vote at the meeting, and a total of 433,692,941 shares of common stock (approximately 91.97%) were represented at the meeting. The proposals voted upon at the 2024 Annual Meeting of Stockholders and the final results of the vote on each proposal were as follows:

Proposal 1 – To elect three Class II directors to a three-year term to serve until the 2027 annual stockholders meeting.

Each nominee for director was elected by a vote of the stockholders as follows:

Nominee	Votes For	Votes Against	Abstain	Not Voted (Broker Non-Votes)
Adebayo O. Ogunlesi	367,320,778	35,243,888	1,745,470	29,382,805
Deanna L. Goodwin	371,407,423	31,147,711	1,755,002	29,382,805
Sir John Grant	316,632,840	85,154,367	2,522,929	29,382,805

Proposal 2 - To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 and to authorize the Company’s Audit Committee of the Board of Directors to determine their remuneration.

The proposal was approved by a vote of the stockholders as follows:

Votes For	Votes Against	Abstain
422,479,931	8,976,590	2,236,420

Proposal 3 - To provide a non-binding, advisory vote to approve named executive officer compensation.

The compensation of the Company’s named executive officers was approved by a nonbinding, advisory vote of the stockholders as follows:

Votes For	Votes Against	Abstain	Not Voted (Broker Non-Votes)
387,756,806	13,394,938	3,158,392	29,382,805

Proposal 4 - To provide a non-binding, advisory vote to approve the frequency of holding non-binding, advisory votes to approve the Company’s named executive officer compensation (“Say-on-Pay Vote”).

The results of the non-binding, advisory vote of the stockholders on the frequency of named executive compensation non-binding, advisory votes were as follows:

One Year	Two Years	Three Years	Abstain	Not Voted (Broker Non-Votes)
385,031,723	87,425	15,072,702	4,118,286	29,382,805

Based on the voting results of Proposal 4, the Board determined on June 6, 2024, that the Company will continue to hold future Say-on-Pay Votes every year until the occurrence of the next advisory vote on the frequency of Say-on-Pay Votes at the company's annual stockholders meeting in 2030.

Proposal 5 - To provide a non-binding, advisory vote on a stockholder proposal regarding a report on tax payments.

The proposal failed to pass by a vote of the stockholders as follows:

Votes For	Votes Against	Abstain	Not Voted (Broker Non-Votes)
92,418,272	305,460,133	6,431,731	29,382,805

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2024

KOSMOS ENERGY LTD.

By:	/s/ JASON E. DOUGHTY
Jason E. Doughty
Senior Vice President, General Counsel and Corporate Secretary

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